Exhibit 99.1
Investor Relations Contact
Doug Clark
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Q4 and FY2025 Revenue
•Exceeds target for FY2025 Digital Media ending ARR and targets FY2026 Total Adobe ending ARR to grow over 10%
•Delivers record operating cash flows of over $10 billion in FY2025
SAN JOSE, Calif. – Dec. 10, 2025 – Adobe (Nasdaq:ADBE), the global technology leader that unleashes creativity and productivity for individuals and businesses through innovative platforms and tools, today reported financial results for its fourth quarter and FY2025 ended Nov. 28, 2025.
“Adobe’s record FY2025 results reflect our growing importance in the global AI ecosystem and the rapid adoption of our AI-driven tools,” said Shantanu Narayen, chair and CEO, Adobe. “By advancing our innovative generative and agentic platforms and expanding our customer base, we are excited to target double-digit ARR growth in FY2026.”
“Adobe delivered another outstanding year, fueled by strong global demand for our AI solutions across Business Professionals & Consumers and Creative & Marketing Professionals customer groups,” said Dan Durn, executive vice president and CFO, Adobe. “Looking ahead to FY2026, we are confident in our ability to deliver industry-leading innovations, double-digit ARR growth and world class profitability.”
Fourth Quarter FY2025 Financial Highlights
•Adobe achieved record revenue of $6.19 billion in its fourth quarter of FY2025, which represents 10% year-over-year growth as reported and in constant currency. Diluted earnings per share was $4.45 on a GAAP basis and $5.50 on a non-GAAP basis.
•GAAP operating income in the fourth quarter was $2.26 billion and non-GAAP operating income was $2.82 billion. GAAP net income was $1.86 billion and non-GAAP net income was $2.29 billion.
•Record cash flows from operations were $3.16 billion.
•Exiting the quarter, Remaining Performance Obligations (“RPO”) were $22.52 billion, and Current Remaining Performance Obligations (“cRPO”) were 65%.
•Adobe repurchased approximately 7.2 million shares during the quarter.
Fourth Quarter FY2025 Business Segment Highlights
•Digital Media segment revenue was $4.62 billion, which represents 11% year-over-year growth as reported and in constant currency.
•Digital Experience segment revenue was $1.52 billion, representing 9% year-over-year growth, or 8% in constant currency. Digital Experience subscription revenue was $1.41 billion, representing 11% year-over-year growth as reported and in constant currency.
Fourth Quarter FY2025 Customer Group Highlights
•Total Customer Group subscription revenue was $5.96 billion which represents 12% year-over-year growth, or 11% in constant currency.
•Business Professionals & Consumers subscription revenue was $1.72 billion, which represents 15% year-over-year growth, or 14% in constant currency.
•Creative & Marketing Professionals subscription revenue was $4.25 billion, which represents 11% year-over-year growth, or 10% in constant currency.

FY2025 Financial Highlights
•Adobe achieved revenue of $23.77 billion in FY2025, which represents 11% year-over-year growth as reported and in constant currency. Diluted earnings per share was $16.70 on a GAAP basis and $20.94 on a non-GAAP basis.
•Total Adobe Annualized Recurring Revenue (“ARR”) exiting the year was $25.20 billion, representing 11.5% year-over-year growth.
•GAAP operating income was $8.71 billion and non-GAAP operating income was $10.99 billion. GAAP net income was $7.13 billion and non-GAAP net income was $8.94 billion.
•Adobe generated $10.03 billion in operating cash flows during the year.
•Adobe repurchased approximately 30.8 million shares during the year.
FY2025 Business Segment Highlights
•Digital Media segment revenue was $17.65 billion, which represents 11% year-over-year growth as reported and in constant currency. Digital Media ARR exiting the year was $19.20 billion, representing 11.5% year-over-year growth.
•Digital Experience segment revenue was $5.86 billion, representing 9% year-over-year growth as reported and in constant currency. Digital Experience subscription revenue was $5.41 billion, representing 11% year-over-year growth as reported and in constant currency.
FY2025 Customer Group Highlights
•Total Customer Group subscription revenue was $22.80 billion, which represents 12% year-over-year growth as reported and in constant currency.
•Business Professionals & Consumers subscription revenue was $6.50 billion, which represents 15% year-over-year growth as reported and in constant currency.
•Creative & Marketing Professional subscription revenue was $16.30 billion, which represents 11% year-over-year growth as reported and in constant currency.
Disclosure Updates
Beginning in FY2026, we will implement reporting and guidance changes. Our reporting and guidance will focus on customer group subscription revenue and total company ending ARR year-over-year growth, while also guiding on total Adobe revenue and EPS. We will continue to report subscription revenue for Digital Media and Digital Experience as supplemental disclosures.
Financial Targets
We revalued ending ARR at the end of FY2025 which resulted in a $460 million increase to Total Adobe ARR, from $25.20 billion to $25.66 billion entering FY2026, primarily from foreign exchange rate changes. We now provide historical information on Total Adobe ARR going back to FY2023 in our investor data sheet.
These targets factor in expectation for current macroeconomic conditions and do not include any contributions from Semrush Holdings, Inc., subject to regulatory approvals and other customary closing conditions.
The following table summarizes Adobe’s FY2026 targets1:

Total revenue	$25.90 billion to $26.10 billion
Business Professionals & Consumers subscription revenue	$7.35 billion to $7.40 billion
Creative & Marketing Professionals subscription revenue	$17.75 billion to $17.90 billion
Total Adobe ending ARR growth	10.2% year over year
Earnings per share	GAAP: $17.90 to $18.10	Non-GAAP: $23.30 to $23.50
1Targets assume non-GAAP operating margin of ~45.0%, GAAP tax rate of ~20.5%, non-GAAP tax rate of ~18.0% and diluted share count of ~403 million for FY2026.
The following table summarizes Adobe’s first quarter FY2026 targets2:

Total revenue	$6.25 billion to $6.30 billion
Business Professionals & Consumers subscription revenue	$1.74 billion to $1.76 billion
Creative & Marketing Professionals subscription revenue	$4.30 billion to $4.33 billion
Earnings per share	GAAP: $4.55 to $4.60	Non-GAAP: $5.85 to $5.90
2Targets assume non-GAAP operating margin of ~47.0%, GAAP tax rate of ~21.5%, non-GAAP tax rate of ~18.0% and diluted share count of ~411 million for first quarter FY2026.

Additional Information
Total Customer Group Subscription Revenue represents all subscription revenue across Business Professionals & Consumers and Creative & Marketing Professionals.
Total Adobe ARR represents the annual value of subscription contracts in the Creative & Marketing Professionals and Business Professionals & Consumers customer groups.
Total AI-Influenced ARR reflects ARR from the product offerings and tiers that the customers select that are enhanced by AI features and functionalities embedded in the product. We will periodically update product offerings and tiers included in Total AI-Influenced ARR based on new AI capabilities and workflows.
Adobe to Host Conference Call
Adobe will webcast its fourth quarter and fiscal year 2025 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.
Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our business, strategy, artificial intelligence (“AI”) and innovation momentum; our market and AI opportunity and future growth; market and AI trends; current macroeconomic conditions; fluctuations in foreign currency exchange rates; strategic investments; customer success and groups; expectations regarding acquisitions and other business transactions; and our financial targets and assumptions related thereto, including revenue, operating margin, operating efficiencies, annualized recurring revenue, tax rate, earnings per share and share count. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; issues relating to development and use of AI; failure to compete effectively; damage to our reputation or brands; failure to realize the anticipated benefits of investments or acquisitions; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic conditions; complex sales cycles; failure to recruit and retain key personnel; litigation, regulatory inquiries and intellectual property infringement claims; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.
Undue reliance should not be placed on the financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Annual Report on Form 10-K for our fiscal year ended Nov. 28, 2025, which Adobe expects to file in Jan. 2026.
Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website. Definitions of our non-GAAP financial measures are provided in the Current Report on Form 8-K relating to this press release.
About Adobe
Adobe is changing the world through personalized digital experiences. For more information, visit www.adobe.com.
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Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Year Ended
	November 28, 2025	November 29, 2024	November 28, 2025	November 29, 2024
Revenue:
Subscription	$5,989	$5,365	$22,904	$20,521
Product	74	81	325	386
Services and other	131	160	540	598
Total revenue	6,194	5,606	23,769	21,505

Cost of revenue:
Subscription	522	475	2,027	1,799
Product	6	6	23	25
Services and other	121	135	501	534
Total cost of revenue	649	616	2,551	2,358

Gross profit	5,545	4,990	21,218	19,147

Operating expenses:
Research and development	1,098	999	4,294	3,944
Sales and marketing	1,728	1,536	6,488	5,764
General and administrative	421	456	1,573	1,529
Acquisition termination fee	—	—	—	1,000
Amortization of intangibles	37	42	157	169
Total operating expenses	3,284	3,033	12,512	12,406

Operating income	2,261	1,957	8,706	6,741

Non-operating income (expense):
Interest expense	(66)	(50)	(263)	(169)
Investment gains (losses), net	12	14	43	48
Other income (expense), net	57	70	248	311
Total non-operating income (expense), net	3	34	28	190
Income before income taxes	2,264	1,991	8,734	6,931
Provision for income taxes	408	308	1,604	1,371
Net income	$1,856	$1,683	$7,130	$5,560
Basic net income per share	$4.45	$3.81	$16.73	$12.43
Shares used to compute basic net income per share	417	441	426	447
Diluted net income per share	$4.45	$3.79	$16.70	$12.36
Shares used to compute diluted net income per share	417	443	427	450

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	November 28, 2025	November 29, 2024
ASSETS

Current assets:
Cash and cash equivalents	$5,431	$7,613
Short-term investments	1,164	273
Trade receivables, net of allowances for doubtful accounts of $13 and $14, respectively	2,344	2,072
Prepaid expenses and other current assets	1,224	1,274
Total current assets	10,163	11,232

Property and equipment, net	1,873	1,936
Operating lease right-of-use assets, net	312	281
Goodwill	12,857	12,788
Other intangibles, net	495	782
Deferred income taxes	2,186	1,657
Other assets	1,610	1,554
Total assets	$29,496	$30,230

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$417	$361
Accrued expenses and other current liabilities	2,648	2,336
Debt	—	1,499
Deferred revenue	6,905	6,131
Income taxes payable	153	119
Operating lease liabilities	77	75
Total current liabilities	10,200	10,521

Long-term liabilities:
Debt	6,210	4,129
Deferred revenue	125	128
Income taxes payable	469	548
Operating lease liabilities	361	353
Other liabilities	508	446
Total liabilities	17,873	16,125

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	15,361	13,419
Retained earnings	45,354	38,470
Accumulated other comprehensive income (loss)	(245)	(201)
Treasury stock, at cost	(48,847)	(37,583)
Total stockholders’ equity	11,623	14,105
Total liabilities and stockholders’ equity	$29,496	$30,230

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	November 28, 2025	November 29, 2024
Cash flows from operating activities:
Net income	$1,856	$1,683
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	184	218
Stock-based compensation	489	441
Lease-related asset impairments	—	78
Other non-cash adjustments	(109)	(116)
Changes in deferred revenue	496	353
Changes in other operating assets and liabilities	244	264
Net cash provided by operating activities	3,160	2,921

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	(194)	50
Purchases of property and equipment	(34)	(48)
Purchases and sales of long-term investments, intangibles and other assets, net	82	17
Net cash provided by (used for) investing activities	(146)	19

Cash flows from financing activities:
Repurchases of common stock	(2,474)	(2,500)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(94)	(152)
Other financing activities, net	13	151
Net cash used for financing activities	(2,555)	(2,501)
Effect of exchange rate changes on cash and cash equivalents	(10)	(19)
Net change in cash and cash equivalents	449	420
Cash and cash equivalents at beginning of period	4,982	7,193
Cash and cash equivalents at end of period	$5,431	$7,613

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended			Year Ended
	November 28, 2025	November 29, 2024	August 29, 2025	November 28, 2025	November 29, 2024
Operating income:

GAAP operating income	$2,261	$1,957	$2,173	$8,706	$6,741
Stock-based and deferred compensation expense	501	455	521	1,973	1,881
Amortization of intangibles	61	84	79	306	334
Acquisition-related expenses	1	—	—	1	1,007
Loss contingency (reversal)	—	—	—	—	(44)
Lease-related asset impairments and other charges	—	100	—	—	100
Non-GAAP operating income	$2,824	$2,596	$2,773	$10,986	$10,019

Net income:

GAAP net income	$1,856	$1,683	$1,772	$7,130	$5,560
Stock-based and deferred compensation expense	501	455	521	1,973	1,881
Amortization of intangibles	61	84	79	306	334
Acquisition-related expenses	1	—	—	1	1,007
Loss contingency (reversal)	—	—	—	—	(44)
Lease-related asset impairments and other charges	—	100	—	—	100
Investment (gains) losses, net	(12)	(14)	(23)	(43)	(48)
Income tax adjustments	(113)	(176)	(97)	(426)	(509)
Non-GAAP net income	$2,294	$2,132	$2,252	$8,941	$8,281

Diluted net income per share:

GAAP diluted net income per share	$4.45	$3.79	$4.18	$16.70	$12.36
Stock-based and deferred compensation expense	1.20	1.03	1.23	4.62	4.18
Amortization of intangibles	0.15	0.19	0.19	0.72	0.75
Acquisition-related expenses	—	—	—	—	2.24
Loss contingency (reversal)	—	—	—	—	(0.10)
Lease-related asset impairments and other charges	—	0.23	—	—	0.22
Investment (gains) losses, net	(0.03)	(0.03)	(0.05)	(0.10)	(0.10)
Income tax adjustments	(0.27)	(0.40)	(0.24)	(1.00)	(1.13)
Non-GAAP diluted net income per share	$5.50	$4.81	$5.31	$20.94	$18.42

Shares used to compute diluted net income per share	417	443	424	427	450

Non-GAAP Results (continued)
The following table shows Adobe’s fourth quarter fiscal year 2025 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

Fourth Quarter Fiscal 2025
Effective income tax rate:

GAAP effective income tax rate	18.0%
Income tax adjustments	3.0
Stock-based and deferred compensation expense	(2.3)
Amortization of intangibles	(0.3)
Investment gains (losses), net	0.1
Non-GAAP effective income tax rate (*)	18.5%
(*) Represents Adobe’s fixed long-term non-GAAP tax rate applicable for fiscal 2023 through fiscal 2025
Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions
The following tables show Adobe's annual fiscal year 2026 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Fiscal Year 2026
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$17.90	$18.10
Stock-based and deferred compensation expense	5.51	5.50
Amortization of intangibles	0.39	0.39
Income tax adjustments	(0.50)	(0.49)
Non-GAAP diluted net income per share	$23.30	$23.50

Shares used to compute diluted net income per share	403	403

Fiscal Year 2026
Operating margin:

GAAP operating margin	36.0%
Stock-based and deferred compensation expense	8.4
Amortization of intangibles	0.6
Non-GAAP operating margin	45.0%

Fiscal Year 2026
Effective income tax rate:

GAAP effective income tax rate	20.5%
Stock-based and deferred compensation expense	(2.5)
Non-GAAP effective income tax rate (*)	18.0%
(*) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information for fiscal 2026 through fiscal 2028

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions (continued)
The following tables show Adobe's first quarter fiscal year 2026 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	First Quarter Fiscal 2026
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$4.55	$4.60
Stock-based and deferred compensation expense	1.24	1.24
Amortization of intangibles	0.10	0.10
Income tax adjustments	(0.04)	(0.04)
Non-GAAP diluted net income per share	$5.85	$5.90

Shares used to compute diluted net income per share	411	411

First Quarter Fiscal 2026
Operating margin:

GAAP operating margin	38.0%
Stock-based and deferred compensation expense	8.4
Amortization of intangibles	0.6
Non-GAAP operating margin	47.0%

First Quarter Fiscal 2026
Effective income tax rate:

GAAP effective income tax rate	21.5%
Stock-based and deferred compensation expense	(3.0)
Income tax adjustments	(0.5)
Non-GAAP effective income tax rate (*)	18.0%
(*) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information for fiscal 2026 through fiscal 2028
Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate Adobe’s operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments and other items that are not considered part of Adobe’s ongoing operations, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.